POWER OF ATTORNEY

The undersigned officers and Trustees of FRANKLIN GOVERNMENT SECURITIES TRUST (the "Registrant") hereby appoint HARMON E. BURNS, DEBORAH R. GATZEK, MARK H. PLAFKER, KAREN L. SKIDMORE and LARRY L. GREENE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under the prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

The undersigned officers and trustees hereby execute this Power of Attorney as of this 16th day of February 1995.


/s/ Rupert H. Johnson, Jr.                /s/ Charles B. Johnson
Rupert H. Johnson, Jr.,                   Charles B. Johnson,
Principal Executive Officer               Trustee
and Trustee

/s/ Frank H. Abbott, III                  /s/ Harris J. Ashton
Frank H. Abbott, III,                     Harris J. Ashton,
Trustee                                   Trustee

/s/ Harmon E. Burns                       /s/ S. Joseph Fortunato
Harmon E. Burns,                          S. Joseph Fortunato,
Trustee                                   Trustee

/s/ David W. Garbellano                   /s/ Frank W. T. LaHaye
David W. Garbellano,                      Frank W. T. LaHaye,
Trustee                                   Trustee

/s/ Gordon S. Macklin                     /s/ Martin L. Flanagan
Gordon S. Macklin,                        Martin L. Flanagan,
Trustee                                   Trustee

/s/ Diomedes Loo-Tam
Diomedes Loo-Tam,
Principal Accounting Officer